UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2022, the Board of Directors (the “Board”) of Dollar Tree, Inc. (the “Company”) approved amendments to the Amended and Restated By-Laws of the Company (the “By-Laws”) to enhance the Company’s proxy access provision pursuant to which stockholders meeting certain requirements can nominate director candidates for inclusion in the Company’s proxy statement, and to make certain other technical and conforming changes. The amendments to the By-Laws were effective immediately.

The Company’s proxy access provision previously provided that the maximum number of stockholder nominees that may appear in the Company’s proxy statement with respect to an annual meeting of stockholders was limited to the greater of (x) two (2) directors or (y) the largest whole number that does not exceed twenty percent (20%) of the number of directors in office as of the last day on which a proxy access notice may be delivered. The amended By-Laws increase the foregoing twenty percent (20%) limitation to twenty-five percent (25%). The By-Laws also eliminate the previous restriction in the proxy access provision that limited the aggregate number of stockholders that were permitted to form a nominating group to no more than twenty (20). We believe these amendments are beneficial to stockholders and reflect current corporate governance best practices.

In addition, the Board on June 14, 2022 approved certain amendments to the By-Laws that will become effective only in the event that the Company’s stockholders approve, at the 2022 annual meeting of stockholders, the proposed amendment to the Company’s Articles of Incorporation (“Articles”) to include a right of stockholders owning 15% or more of the voting power of the Company’s common stock to call a special meeting of stockholders. These By-Law amendments implement the amendment to the Company’s Articles by establishing the process and requirements by which stockholders may call a special meeting of stockholders. The Company intends to file a subsequent Current Report on Form 8-K reporting on these By-Law amendments (which are not included in Exhibit 3.1 attached hereto) if the proposed amendment to the Company’s Articles is approved by stockholders.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Amended and Restated By-Laws of Dollar Tree, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 15, 2022	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer